TERM NOTE

PACIFIC BIOMETRICS, INC.

$4,000,000.00 Seattle, Washington

September 1, 2009

FOR VALUE RECEIVED, Pacific Biometrics, Inc., a Delaware corporation (the “Company”), promises to pay to Terry M. Giles (“Lender”) or its registered assigns, the principal amount of $4,000,000.00, plus accrued and unpaid interest on this Note, pursuant to that certain Loan and Security Agreement dated of even date herewith between the Company and Lender (the “Loan Agreement”).

This Note is issued in connection with the Term Loan made pursuant to, and is entitled to the benefits of, the Loan Agreement, to which reference is hereby made for a more complete statement of the rights and obligations of the Lender and the duties and obligations of the Company under which the Term Loan evidenced hereby is made and is to be repaid. Capitalized terms used in this Note without being defined shall have their respective meanings as set forth in the Loan Agreement.

Principal of and interest on the unpaid principal balance of the Term Loan under this Note from time to time outstanding shall be due and payable at the times and at the interest rate as set forth in the Loan Agreement. All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America. This Note may be prepaid at any time in full or in part without premium or penalty.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

This Note is subject to restrictions on transfer or assignment as provided in the Loan Agreement. The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND LENDER HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF WASHINGTON, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW

EXECUTED as of the date and at the place first written above.

PACIFIC BIOMETRICS, INC.

By: /s/ Ronald R. Helm
Ronald R. Helm
Chief Executive Officer